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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 7, 2001

                         Commission File Number 0-11688


                          AMERICAN ECOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                                    95-3889638
------------------------------------         -----------------------------------
  (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                        Identification Number)


        805 W. Idaho
        Ste. 200
        Boise, Idaho                                    83702-1779
------------------------------------         -----------------------------------
  (Address of principal executive offices)             (Zip Code)



                                 (208) 331-8400
           ----------------------------------------------------------
               (Registrants telephone number, including area code)


Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.

                                                 YES [X]  NO [ ]








AMERICAN ECOLOGY CORPORATION                                            FORM 8-K



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SEC File Number 00-11688


Item 5.  Other Events.

On November 6, 2001 the Company's Board of Directors accepted the resignation of Jack K. Lemley as a Director and Chairman of the Board. On November 6, 2001, the Company's Board of Directors appointed Thomas A. Volini as a new Director.

On November 6, 2001, the Company accepted the resignation L. Gary Davis, Vice President and Corporate Controller.

On October 12, 2001, the Company eliminated several executive officer positions including Executive Vice President and Operations Manager, a position previously held by Zaki K. Naser, a Vice President position held by Robert S. Thorn, and a Vice President position held by Barbara A. Trenary

On October 5, 2001 the Executive Committee of the Board of Directors appointed Stephen Romano as Chief Operating Officer of the Company. On October 11, 2001 it appointed Mr. Romano as President. Also at the October 11, 2001 Executive Committee meeting of the Board of Directors, James R. Baumgardner, Senior Vice President and Chief Financial Officer, was appointed Secretary and Treasurer of the Company. Robert M. Trimble remains as the Company's General Counsel.

See following press releases, dated November 6, 2001 and October 8, 2001, announcing certain changes in the directors and officers of the Company.

Item 7.  Financial Statements & Exhibits

         (c)      Exhibits.
         99       Press Release dated November 8, 2001
         99.1     Press Release dated October 6, 2001





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       AMERICAN ECOLOGY CORPORATION
                                               (REGISTRANT)


Date: November 7, 2001                 By: /s/ STEPHEN A. ROMANO
                                          --------------------------------------
                                          Stephen A. Romano
                                          President and Chief Operating Officer





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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------

  99                  Press Release dated November 8, 2001
  99.1                Press Release dated October 6, 2001